CASTLE CONVERTIBLE FUND, INC.
                               75 Maiden Lane
                          New York, New York 10038

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

      The 1996 Annual Meeting of Shareholders of Castle Convertible Fund, Inc. (the "Fund") will be held in the offices of the Fund, 75 Maiden Lane, New York, New York 10038, 12th Floor, on December 10, 1996 at 11:00 A.M. for the following purposes:

      1. To elect seven (7) Directors for the ensuing year.

      2. To ratify or reject the selection of Arthur Andersen LLP as the independent public accountants for the Fund for the fiscal year ending October 31, 1997.

      3. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

      Shareholders of record as of the close of business on October 28, 1996 will be entitled to vote at the meeting. The enclosed proxy is being solicited on behalf of Management of the Fund.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO ALGER SHAREHOLDER SERVICES, INC., 30 MONTGOMERY STREET, JERSEY CITY, NEW JERSEY 07302, IN THE POSTPAID RETURN ENVELOPE ENCLOSED FOR YOUR USE.

                                  By order of the Board of Directors

                                            DAVID D. ALGER
                                               President

Dated: October 29, 1996
       New York, New York

                               PROXY STATEMENT
                                     for
                   THE 1996 ANNUAL MEETING OF SHAREHOLDERS
                                      of
                        CASTLE CONVERTIBLE FUND, INC.
                       To be held on December 10, 1996

                                INTRODUCTION

      The accompanying Proxy is being solicited by the Management of Castle Convertible Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at 11:00 A.M.on December 10, 1996 and at any adjournments thereof. All costs of solicitation, including printing and mailing of this Proxy Statement and the accompanying Notice of Meeting and Proxy, the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of stock, and supplementary solicitations to submit proxies, which may be made by mail, telephone, telegraph and personal interviews by officers of the Fund, will be borne by the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

      If the enclosed Proxy is properly executed and returned in time to be voted at the meeting, the full and fractional shares represented thereby (each full share is entitled to one vote and each fractional share is entitled to proportionate voting rights) will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon with respect to Proposals 1 and 2, the Proxy will be voted FOR the proposals stated in the accompanying Notice of Meeting. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. On any motion for adjournment of the meeting, even if a quorum is present, Management will vote all Proxies in its discretion pursuant to Item 3 thereof. Any shareholder giving a Proxy has the right to attend the meeting to vote his shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to its exercise.

      This Proxy Statement is being mailed to shareholders on or about October 29, 1996. The address of the principal executive office of the Fund is 75 Maiden Lane, New York, New York 10038.

      A copy of the Fund's most recent semi-annual and annual reports will be sent to you without charge upon written request to the Fund, 75 Maiden Lane, New York, NY 10038 or by calling 800-223-3810 toll-free.

                   INFORMATION REGARDING VOTING SECURITIES

      The Fund has only one class of shares, of which 2,236,006 shares were issued and outstanding as of the close of business on October 28, 1996, the record date for determining shareholders entitled to receive notice of, and to vote at the meeting and all adjournments thereof. Each share is entitled to one vote at the Annual Meeting.

      The following table sets forth those persons known to the Fund to be beneficial owners of more than 5% of the outstanding voting shares of the Fund as of October 28, 1996:


                                              Amount of
Title of          Name and Address            Beneficial         Percent of
Class             of Beneficial Owners        Ownership          Class
---------------------------------------------------------------------------

Common Stock      Alger Associates, Inc.      306,056 shs.*      13.69%
                  75 Maiden Lane
                  New York City, NY 10038

Common Stock      All Directors and           315,114 shs.**     14.09%
                  Officers as a Group

<F*>   Included in this figure are 71,844 shares owned by Fred Alger &
       Company, Incorporated, a wholly-owned subsidiary of Alger
       Associates, Inc.
<F**>  Included in this figure are 2,700 shares beneficially owned by Fred
       M. Alger III, 1,441 shares beneficially owned by Lester L. Colbert,
       Jr., 4,517 shares beneficially owned by Arthur M. Dubow, 300 shares beneficially owned by John T. Sargent and 100 shares beneficially owned by Nathan E. Saint-Amand, M.D. Also included are the 306,056 shares listed in the table above as being held by Alger Associates, Inc., which may be deemed to be beneficially owned by Fred M. Alger
       III and David D. Alger by virtue of their control of Alger
       Associates, Inc.

                      INFORMATION REGARDING THE ADVISER

      Fred Alger Management, Inc. (the "Adviser") has served as the investment adviser to the Fund since February 1974. The Adviser is a wholly-owned subsidiary of Fred Alger & Company, Incorporated ("Alger"). Alger, which is a wholly-owned subsidiary of Alger Associates, Inc. ("Alger Associates"), is a securities broker-dealer and member firm of the New York Stock Exchange, Inc. The principal place of business of the Adviser and Alger Associates is 75 Maiden Lane, New York, New York 10038. The principal place of business of Alger is 30 Montgomery Street, Jersey City, New Jersey 07302. Alger Associates and Alger are Delaware corporations and the Adviser is a New York corporation.

      The Adviser has been engaged in the business of rendering investment advisory services since 1964 and the Adviser had approximately $6.8 billion of assets, including those of the Fund, under management as of September 30, 1996.

      The names and principal occupations of the directors and principal executive officers of the Adviser are as follows:


Name                   Principal Occupations
---------------------------------------------------------------------------

Fred M. Alger III      Chairman of the Board of Alger Associates, the
  Age: 61              Adviser, Alger, Alger Properties, Inc.
                       ("Properties"), Alger Shareholder Services, Inc.
                       ("Services"), Alger Life Insurance Agency, Inc.
                       ("Agency"), the Fund, The Alger Fund, The Alger
                       American Fund, The Alger Retirement Fund, Spectra
                       Fund, Fred Alger International Advisory S.A.
                       ("International"), The Alger American Asset
                       Growth Fund ("Asset Growth") and Analysts
                       Resources, Inc. ("ARI").

David D. Alger         President and Director of Alger Associates, the
  Age: 52              Adviser, Alger, Properties, Services, Agency, and
                       the Fund; President and Trustee of The Alger
                       Fund, The Alger American Fund, The Alger
                       Retirement Fund, and Spectra Fund; President and
                       Director of International; Executive Vice
                       President and Director of ARI.

Gregory S. Duch        Executive Vice President, Treasurer and Director
  Age: 45              of the Adviser and Properties; Executive Vice
                       President and Treasurer of Alger Associates,
                       Alger, Services, Agency and ARI; Treasurer of the
                       Fund, The Alger Fund, The Alger American Fund, The
                       Alger Retirement Fund and Spectra Fund; Treasurer and
                       Director of International.

Mary Marsden-Cochran   Secretary of Alger Associates, the Adviser, Alger,
  Age: 43              Properties, Services, Agency, ARI, the Fund, The
                       Alger Fund, The Alger American Fund, The Alger
                       Retirement Fund, International and Spectra Fund.

      With the exception of Ms. Marsden-Cochran, all of the above have been employed by the Adviser for more than the past five years and where noted, the individuals have served as officers of the Fund, of Spectra Fund (and its predecessor Spectra Fund, Inc.), of The Alger American Fund and of The Alger Fund for at least five years; and as officers of The Alger Retirement Fund since 1993. The business address of each of the foregoing is 75 Maiden Lane, New York, New York 10038. Ms. Marsden-Cochran has been Secretary of Alger Associates, the Adviser, Alger, Properties, Services, Agency, ARI, the Fund, The Alger Fund, The Alger American Fund, The Alger Retirement Fund, International and Spectra Fund since February, 1996. She was Associate General Counsel and Vice President of Smith Barney Inc. from December 1994 through February 1996. From January 1994 through November 1994 she was a Blue Sky Attorney for AMT Capital.

      Mr. Fred M. Alger III owns approximately 42.2% of Alger Associates' outstanding voting securities. Mr. David D. Alger owns approximately 21.2% of Alger Associates' outstanding voting securities.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

      It is proposed to elect as directors the nominees shown below to serve until the next annual meeting of shareholders and until their successors are elected and qualified. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.


                                                                        Shares of the
                                                                        Fund Beneficially
                                                                        Owned Directly
Name, Age and Business                               Director of        or Indirectly,      Percent
Experience for the                                   the Fund           as of               of Shares
Last Five Years                                      Since              October 28, 1996    Outstanding
-------------------------------------------------------------------------------------------------------

* Fred M. Alger III, 61                              February 1974      308,756 Shs.**      13.81%
    Chairman of the Boards of Alger Associates,
    the Adviser, Alger, Properties, Services,
    Agency, ARI, the Fund, The Alger Fund, The
    Alger American Fund, The Alger Retirement Fund,
    International, Asset Growth and Spectra Fund.
    Formerly Chairman of the Boards and President
    of Alger Associates, the Adviser, Alger,
    Properties, Services, Agency, the Fund,
    Spectra Fund, Inc., The Alger Fund, The
    Alger American Fund and The Alger Retirement
    Fund.

* David D. Alger, 52                                 February 1993      306,056 Shs.**      13.69%
    President and Director of Alger Associates,
    the Adviser, Alger, Properties, Services,
    Agency, and the Fund; President and Trustee
    of The Alger Fund, The Alger American Fund,
    The Alger Retirement Fund, International and
    Spectra Fund; Executive Vice President and
    Director of ARI. Formerly Executive Vice
    President and Director of Alger Associates,
    the Adviser, Alger, Properties, Services,
    Agency, FAAMI and ARI; Vice President and
    Director of Spectra Fund, Inc.; Vice President
    and Trustee of The Alger Fund, The Alger
    American Fund and The Alger Retirement Fund.

  Lester L. Colbert, Jr., 62                         September 1974       1,441 Shs.         0.06%
    Director of the Fund; private investor since
    1988. Formerly Chairman of the Board,
    President and Chief Executive Officer of
    Xidex Corporation.

  Arthur M. Dubow, 63                                February 1974        4,517 Shs.         0.20%
    Director of Coolidge Investment Corporation;
    Trustee of The Alger Fund, The Alger American
    Fund, The Alger Retirement Fund and Spectra
    Fund; formerly Chairman of the Board of
    Institutional Shareholder Services, Inc;
    formerly Director of Spectra Fund, Inc.;
    formerly President of Fourth Estate, Inc.,
    private investor since 1985.

  Stephen E. O'Neil, 64                              January 1973             0 Shs.         0.00%
    Of Counsel to the law firm of Baker, Nelson,
    Mishkin & Kohler; private investor since 1981;
    Director of Nova Care, Inc. and Brown-Forman
    Corporation; Trustee of The Alger Fund, The
    Alger American Fund, The Alger Retirement Fund
    and Spectra Fund; formerly President and Vice
    Chairman of City Investing Company and
    Director of Centerre Bancorporation; formerly
    Director of Spectra Fund, Inc. and Syntro
    Corporation.

  Nathan Emile Saint-Amand, M.D., 58                 September 1986         100 Shs.         0.00%
    Medical doctor in private practice; Trustee
    of The Alger Fund, The Alger American Fund,
    The Alger Retirement Fund and Spectra Fund;
    formerly Director of Spectra Fund, Inc.

  John T. Sargent, 72                                May 1986               300 Shs.         0.01%
    Private investor since 1987; Director of
    Atlantic Mutual Insurance Co., Trustee of
    The Alger Fund, The Alger American Fund,
    The Alger Retirement Fund and Spectra Fund;
    formerly Director of Spectra Fund, Inc.,
    and River Bank America

<F*>   Fred M. Alger III and David D. Alger may be considered "interested persons" of the Fund as such term is defined in the Investment Company
       Act of 1940 because they are "interested persons" of the Adviser and officers of the Fund. Fred M. Alger III and David D. Alger are brothers.
<F**>  Includes 306,056 shares of the Fund beneficially owned by Alger
       Associates, Inc. directly or through a wholly-owned subsidiary. Fred M.
       Alger III and David D. Alger may be deemed beneficially to own such shares by virtue of their control of Alger Associates, Inc.

Officers, Directors and Related Matters

      No director, officer or employee of Alger Management or its affiliates will receive any compensation from the Fund for serving as an officer or Director of the Fund. Each Director of the Fund who is not an "interested person" of the Fund as defined in the Investment Company Act of 1940 receives from the Fund a quarterly fee of $2,000 for his services as Director. During the fiscal year ended October 31, 1995, all such Directors received an aggregate of $40,000 of such fees. The Fund has no bonus, profit sharing, pension or retirement plans. The following table provides compensation amounts paid to Disinterested Directors of the Fund during the fiscal year ended October 31, 1995.

                             COMPENSATION TABLE

                                                                         Total Compensation Paid to Directors from
                                                                         The Alger Retirement Fund,
                                      Aggregate                          The Alger Fund,
                                      Compensation                       The Alger American Fund,
                                      from                               Castle Convertible Fund, Inc. and
Name of Person, Position              Castle Convertible Fund, Inc.      Spectra Fund.
------------------------------------------------------------------------------------------------------------------

Lester L. Colbert, Jr., Director      $8,000                             $ 8,000
Arthur M. Dubow, Director             $8,000                             $28,250
Stephen E. O'Neil, Director           $8,000                             $28,250
Nathan E. Saint-Amand, Director       $8,000                             $28,250
John T. Sargent, Director             $8,000                             $28,250

      There were four meetings of the Board of Directors held during the fiscal year ended October 31, 1995. During that period each of the Directors attended at least 75% of the meetings of the Board.

      The Fund's Board of Directors has no auditing, nominating or compensation committee or any committee performing similar functions.

      Management recommends that shareholders vote FOR Proposal No. 1.

PROPOSAL NO. 2: RATIFICATION OF THE SELECTION OF
                INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund or the Adviser have selected and approved Arthur Andersen LLP as the independent public accountants to examine the financial statements of the Fund for the fiscal year ending October 31, 1997. The Fund has been advised that no member of such firm has a material direct or indirect interest in the Fund. Pursuant to Section 32(a) of the Investment Company Act of 1940, such selection is subject to ratification or rejection by shareholders of the Fund. A representative of Arthur Andersen LLP is expected to be present at the meeting to answer any questions which the Fund's shareholders may have. The representative will have an opportunity to make a statement if he so desires.

      Management recommends that shareholders vote FOR Proposal No. 2.

                                 LITIGATION

      The Fund is not a party to any material litigation.

                                OTHER MATTERS

      Management knows of no other matters to be brought before the meeting; however, if any other matters come before the meeting, the persons named in the enclosed Proxy will vote proxies that do not contain specific restrictions in accordance with their best judgment on such matters.

                           SHAREHOLDERS' PROPOSALS

      A shareholder proposal intended to be presented at the Fund's 1997 Annual Meeting of Shareholders must be received by the Fund a reasonable time before the solicitation is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

75 Maiden Lane
New York, New York

Dated: October 29, 1996

      If you cannot attend the meeting, you are urged to fill in, sign and date the enclosed Proxy and return it as promptly as possible. An addressed envelope is enclosed for your convenience.


                        CASTLE CONVERTIBLE FUND, INC.
                                    PROXY
              ANNUAL MEETING OF SHAREHOLDERS DECEMBER 10, 1996

The undersigned shareholder of Castle Convertible Fund, Inc. hereby appoints David D. Alger, Gregory S. Duch and Stephen E. O'Neil, and each of them, the attorneys and proxies of the undersigned, with power of substitution, to vote, as indicated herein, all of the shares of common stock of Castle Convertible Fund, Inc. standing in the name of the undersigned at the close of business on October 28, 1996, at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, 75 Maiden Lane, New York, New York 10038 at 11:00 A.M. on December 10, 1996, and at all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting, and to vote and act on any other matter which may properly come before the meeting.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE SHAREHOLDERS, BUT IF NO
INSTRUCTIONS ARE GIVEN IT WILL BE VOTED FOR THE PROPOSALS LISTED.

(Continued and to be signed on the reverse side)


Please mark boxes [(colored in)] or [x] in blue or black ink.

1. ELECTION OF DIRECTORS   FOR all nominees          WITHHOLD AUTHORITY
                           listed below (except      to vote for all
                           as marked to the          nominees listed
                           contrary below)     [ ]   below             [ ]
INSTRUCTIONS: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.
Fred M. Alger III, David D. Alger, Lester L. Colbert, Jr., Arthur M. Dubow, Stephen E. O'Neil, Nathan E. Saint-Amand, John T. Sargent

2. PROPOSAL TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as independent public accountants of the Fund.
             FOR  [ ]        AGAINST  [ ]        ABSTAIN  [ ]

3. PROPOSAL TO CONSIDER AND ACT UPON such other matters as may properly come before the meeting or any adjournment thereof.

                                       PLEASE MARK, SIGN, DATE AND RETURN
                                       THIS PROXY CARD PROMPTLY.
                                       Signature(s) should be exactly as
                                       name or names appear on this proxy.
                                       If stock is held jointly, each holder
                                       should sign. If signing is by
                                       attorney, executor, administrator,
                                       trustee or guardian, please give full
                                       title.

                                       -------------------------------------
                                           Signature(s)     Signature(s)

                                       -------------------------------------
                                           Dated      Social Security or
                                                      Tax Identification
                                                      Number
                                       This proxy, when dated and signed,
                                       should be mailed promptly to Alger
                                       Shareholder Services, Inc., 30
                                       Montgomery Street, Jersey City, NJ
                                       07302. No postage is required if
                                       mailed in the United States in the
                                       enclosed envelope.